                                                                  Exhibit 10.54


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

AGREEMENT ENTERED INTO BY AND BETWEEN AVANTEL, S.A., HEREIN REPRESENTED BY MR. FERNANDO BELLIDO CASTANOS, ACTING AS THE LEGAL REPRESENTATIVE, HEREINAFTER REFERRED TO AS "AVANTEL", AND AOL MEXICO, S. DE R.L. DE C.V. HEREIN REPRESENTED BY LIC. FERNANDO ZETINA ARBESU, ACTING AS LEGAL REPRESENTATIVE, HEREINAFTER REFERRED TO AS "AOL"; BOTH AVANTEL AND AOL MAY JOINTLY BE REFERRED TO AS THE "PARTIES", UNDER THE FOLLOWING BACKGROUND, REPRESENTATIONS AND ARTICLES.


                                   BACKGROUND

I.- On January 20, 2000, the PARTIES entered into a Master Agreement for Data Communications and Value Added Services, under which AVANTEL provides AOL Port installation, activation, maintenance and operation services ("Modems or Ports") for AOL Switched Access National Network, as provided in Section 1 of the Agreement and according to Exhibits "D" and "C" thereof. On October 31, 2001, the PARTIES entered into a Letter Agreement to amend certain terms of the Agreement ("Letter Agreement"). The Agreement and its Exhibits, together with the new and amended terms set forth in Letter Agreement, shall be hereinafter referred to as the "MAIN AGREEMENT".

II.- On October 31, 2001, the PARTIES entered into an ADDENDUM applicable only for the rates of the [**] Ports delivered through the [**] E1's AOL requested directly to the Local Service Provider, as provided in Section 1.1.(a) of the MAIN AGREEMENT, modifying Section 2 of the MAIN AGREEMENT only regarding the rates of such [**] Ports.

                          R E P R E S E N T A T I O N S

I.- PARTIES hereto acknowledge that this Agreement shall only be applicable for the [**] Ports that are being cancelled according to what has been already negotiated and agreed by the PARTIES and which Ports are identified in Annex 1 attached hereto. All the other terms and conditions of the MAIN AGREEMENT and the ADDENDUM, shall remain in full force and effect for the remaining Ports, which are identified in Annex 2.

II.- PARTIES hereto acknowledge the personality and faculties they claim, acknowledging that such faculties have not been revoked, modified or limited any way, and therefore they may bind themselves under the terms of this Agreement.

III.- This Agreement, signed by the parties, is made part of the MAIN AGREEMENT.

IV.- PARTIES hereto agree to execute this Agreement under the terms and conditions set forth herein below:

                                     CLAUSES


FIRST.-  PURPOSE.
PARTIES agree to execute this Agreement in order to cancel the [**] Ports identified in Annex 1 attached hereto as of the effective date specified in Annex 1, as established in the Background and the Representations of this Agreement, and as provided in the MAIN AGREEMENT and ADDENDUM.

Therefore, AOL has paid the penalties for the early cancellation of the [**} Ports which are detailed in the invoices AVANTEL sent to AOL, and is willing to pay upon the execution of this Agreement, the outstanding debts detailed in the following table:


------------------------------------------------------------   --------------------------------------
                      INVOICES IN MXP                                     PAYMENTS IN MXP
------------------------------------------------------------   --------------------------------------
Invoice        Subtotal           Tax      Subtotal plus       Invoice      Payment    Payment Amount    Payment
   Date                                         Tax            Number         Date                        Status
---------------------------------------------------------------------------------------------------------------------
  21/02/02     $ [**]           $ [**]         $ [**]           A41507      11/07/02      $ [**]           [**]
---------------------------------------------------------------------------------------------------------------------
  28/03/02     $ [**]           $ [**]         $ [**]           A42906      11/07/02      $ [**]           [**]
---------------------------------------------------------------------------------------------------------------------
  28/03/02     $ [**]           $ [**]         $ [**]           A42905      11/07/02      $ [**]           [**]
---------------------------------------------------------------------------------------------------------------------
  22/05/02     $ [**]           $ [**]         $ [**]           A44949                                     [**]
---------------------------------------------------------------------------------------------------------------------

               ======================================================================================================
               $ [**]           $ [**]         $ [**]                                     $ [**]


------------------------------------------------------------    --------------------------------------
                      INVOICES IN USD                                  PAYMENTS IN USD
------------------------------------------------------------    --------------------------------------
Invoice        Subtotal           Tax      Subtotal plus        Invoice      Payment    Payment Amount  Payment Status
   Date                                          Tax            Number        Date
----------------------------------------------------------------------------------------------------------------
  21/02/02     $ [**]            $ [**]         $ [**]           A41371      11/07/02      $ [**]           [**]
----------------------------------------------------------------------------------------------------------------
  26/02/02     $ [**]            $ [**]         $ [**]           A41509      11/07/02      $ [**]           [**]
----------------------------------------------------------------------------------------------------------------
  27/03/02     $ [**]            $ [**]         $ [**]           A46404      11/07/02      $ [**]           [**]
----------------------------------------------------------------------------------------------------------------
  27/03/02     $ [**]            $ [**]         $ [**]           A46402      11/07/02      $ [**]           [**]
----------------------------------------------------------------------------------------------------------------
  13/03/02     $ [**]            $ [**]         $ [**]           A42135                                     [**]
----------------------------------------------------------------------------------------------------------------
  27/03/02     $ [**]            $ [**]         $ [**]           A46405                                     [**]
----------------------------------------------------------------------------------------------------------------
  27/03/02     $ [**]            $ [**]         $ [**]           A46403                                     [**]
----------------------------------------------------------------------------------------------------------------
  28/03/02     $ [**]            $ [**]         $ [**]           A42908                                     [**]
----------------------------------------------------------------------------------------------------------------
  22/05/02     $ [**]            $ [**]         $ [**]           A44950                                     [**]
----------------------------------------------------------------------------------------------------------------
               $ [**]            $ [**]         $ [**]           A47930                                     [**]
----------------------------------------------------------------------------------------------------------------

          ======================================================================================================
              $ [**]             $ [**]         $ [**]                                     $ [**]

AVANTEL recognizes and acknowledges having received at its entire satisfaction the payments referred to in the previous table and expressly states that the amounts of these payments were calculated by AVANTEL itself and accepted by AOL.

Therefore, with the signature of this Agreement, AVANTEL receives this moment at its entire satisfaction the payments made by AOL in the amounts of: $[**] Mexican Pesos, Value Added Tax Included, wire transfer to [**], Account No. [**] in favour of AVANTEL, S.A. and $[**] United States Dollars, Value Added Tax Included, wire transfer to the [**], Account No. [**] ABA [**] in favour of AVANTEL S.A:, against Invoices Nos. A44949, A42135, A46405, A46403, A42908,
A44950 and A47930 all of them issued by AVANTEL and already in possesion of AOL, with this, the invoices are terminated; any debit that AOL had with AVANTEL regarding the port connections identified in Annex 1 attached hereto.

As a consecuence of the payments AVANTEL had previously received and the payments AVANTEL is receiveing in this moment, AVANTEL acknowledges and understands that these amounts represent the only payments AVANTEL is entitled to charge to AOL in connection with the cancellation of the Ports.

SECOND.  RELEASE.
As consequence of having received at its entire satisfaction and conformity the payment of the amounts referred to in the first article, upon execution of this Agreement, AVANTEL on behalf of itself and all of its officers, directors, stockholders, employees, agents, successors, assigns, parent and subsidiary corporations, and related entities and affiliates (collectively, the "AVANTEL Releasing Parties"), hereby releases and irrevocably discharges AOL and all of AOL's officers, directors, stockholders, employees, agents, successors, assigns, parent and subsidiary corporations, and related entities and affiliates (collectively, the "AOL Released Parties") from any and all complaints, claims, causes of action, suits, costs, losses, liabilities, damages, and demands of any kind, whether known or unknown (collectively, "Claims"), which any of the AVANTEL Releasing Parties has alleged or could have alleged against any of the AOL Released Parties as of the Effective Date, which relate to, or arise from the subject matter of the MAIN AGREEMENT.

THIRD.-  GENERAL
Parties hereto acknowledge that this Agreement shall only be applicable for the [**] Ports that are being cancelled according to the First clause of this document; consequently, all the other terms and conditions of the MAIN AGREEMENT and the ADDENDUM, shall remain in full force and effect for the remaining Ports, which are identified in Annex 2.

FOURTH.- CONFIDENTIALITY
This Agreement, including the amounts paid by AOL to AVANTEL hereunder, shall be considered as confidential by the PARTIES, and shall be governed as stated in
Section 9 of the MAIN AGREEMENT.

FIFTH.- LANGUAGE
This Agreement may be executed in Spanish and English, provided however that the Spanish version shall always prevail in the event of any disputes concerning this Agreement.

SIXTH.-  JURISDICTION, INTERPRETATION AND ENFORCEABILITY.
For the interpretation, fulfillment and enforceability of this document, PARTIES submit themselves to the applicable laws and competent federal courts in Mexico City, Federal District, expressly waving any other forum to which they could be entitled resulting from their present or future domiciles.

Considering this Agreement contains no article contrary to law, and contains no willful act, bad intention or any other reason that may invalidate it, PARTIES sign two copies on December 13th, 2002, and such date shall be the day on which this Agreement becomes effective ("Effective Date").

          AVANTEL, S.A.                     AOL MEXICO, S. DE R.L. DE C.V.




  /s/ FERNANDO BELLIDO CASTANOS               /s/ FERNANDO ZETINA ARBESU
--------------------------------           -------------------------------
   MR. FERNANDO BELLIDO CASTANOS             LIC. FERNANDO ZETINA ARBESU

                            ANNEX 1 TO THE AGREEMENT


 City     1st Canc.     City     2nd Canc.       City     3rd Canc.      City     4th Canc.     City    5th Canc.
Cancun       [**]      Morelia      [**]      Coatzacoalcos [**]     Cd. Obregon     [**]     Chihuahua   [**]
                                    [**]      San Andres    [**]                     [**]                 [**]
Culiacan     [**]      Villahermosa           Tuxtla                 Oaxaca                   Tlaxcala
Mazatlan     [**]      SLP          [**]      Cd. del Carmen[**]     Nuevo Laredo    [**]     Tulancingo  [**]
Cuautla      [**]      Mazatlan     [**]      Campeche      [**]     Villahermosa    [**]     Tula        [**]
Texcoco      [**]      Ocotlan      [**]      Villahermosa  [**]     Mexicali        [**]     Tijuana     [**]
Tepatitlan   [**]      Tepatitlan   [**]      Cancun        [**]     Puerto Vallarta [**]     Cuernavaca  [**]
Toluca       [**]      Mexico, D.F. [**]      Texcoco       [**]     Hermosillo      [**]     Leon        [**]
Mexico, D.F. [**]      Merida       [**]      Cordoba       [**]     Tepic           [**]
SLP          [**]      Tijuana      [**]      Celaya        [**]     Culiacan        [**]
Toluca       [**]      Mexico, D.F. [**]      Orizaba       [**]     Mazatlan        [**]
Veracruz     [**]      Torreon      [**]      Queretaro     [**]     Durango         [**]
Mexico, D.F. [**]      Jalapa       [**]      Toluca        [**]     Chihuahua       [**]
Monterrey    [**]      Ags.         [**]      Irapuato      [**]     Tepatitlan      [**]
Leon         [**]      CD. Valles   [**]      Monterrey     [**]     Merida          [**]
Jalapa       [**]      CD. Valles   [**]      Guanajuato    [**]     CD. Victoria    [**]
Merida       [**]      Orizaba      [**]      Merida        [**]     Mexico, D.F.    [**]
CD. Valles   [**]      Irapuato     [**]      Mexico, D.F.  [**]     Poza Rica       [**]
CD. Valles   [**]      Tlaxcala     [**]      Matamoros     [**]     Torreon         [**]
Orizaba      [**]      Texcoco      [**]      Jalapa        [**]     Merida          [**]
Irapuato     [**]      Tehuacan     [**]      Guadalajara   [**]     Ags.            [**]
Tehuacan     [**]      Cordoba      [**]      Veracruz      [**]     Orizaba         [**]
Cordoba      [**]      CD. Victoria [**]      Queretaro     [**]     Tlaxcala        [**]
CD. Victoria [**]      Celaya       [**]      Saltillo      [**]     Tehuacan        [**]
Celaya       [**]      Zacatecas    [**]      Ags.          [**]     Celaya          [**]
Tulancingo   [**]      Tulancingo   [**]      SLP           [**]     Pachuca         [**]
Tula         [**]      Tula         [**]      Torreon       [**]     Cuautla         [**]
Poza Rica    [**]      Poza Rica    [**]      Reynosa       [**]     Mexico, D.F.    [**]
Pachuca      [**]      Pachuca      [**]      Tampico       [**]     Veracruz        [**]
Cuautla      [**]      Merida       [**]      Cuernavaca    [**]     Puebla          [**]
Guadalajara  [**]      Tijuana      [**]      Tijuana       [**]     Torreon         [**]
CD. Juarez   [**]      Guadalajara  [**]      Leon          [**]     Guadalajara     [**]
Chihuahua    [**]      Guadalajara  [**]      CD. Juarez    [**]     Toluca          [**]
Tampico      [**]                             Puebla        [**]
Guadalajara  [**]                             Chihuahua     [**]
Veracruz     [**]                             Toluca        [**]
Cuernavaca   [**]                             Cuernavaca    [**]
Guadalajara  [**]                             Puebla        [**]
CD. Juarez   [**]                             Monterrey     [**]
Monterrey    [**]                             Guadalajara   [**]
Queretaro    [**]                             Toluca        [**]
Monterrey    [**]                             MEXICO, D.F.  [**]
Guadalajara  [**]
Mexico, D.F. [**]
Mexico, D.F. [**]
Mexico, D.F. [**]
Cuernavaca   [**]
Puebla       [**]
Queretaro    [**]
Monterrey    [**]
Guadalajara  [**]
Puebla       [**]

--------------------   -----------------      ------------------     --------------------     ----------------
  TOTAL OF               TOTAL OF              TOTAL OF                 TOTAL OF                TOTAL OF
  CANCELLED              CANCELLED             CANCELLED                CANCELLED               CANCELLED
    PORTS    [**]          PORTS    [**]       PORTS       [**]         PORTS       [**]        PORTS     [**]
====================   =================      ==================     ====================     ================

 EFFECTIVE DATE OF      EFFECTIVE DATE OF      EFFECTIVE DATE OF       EFFECTIVE DATE OF      EFFECTIVE DATE OF
   CANCELLATION           CANCELLATION           CANCELLATION            CANCELLATION           CANCELLATION
    FEB/01/2002            APR/01/2002            MAY/01/2002             JUNE/01/2002           JULY/01/2002

                            ANNEX 2 TO THE AGREEMENT

     CIUDAD          Puertos 3COM                     CIUDAD       Puertos VISP
----------------------------------------            -----------------------------------
Aguascalientes        [**]                          Cd. Juarez       [**]
----------------------------------------            -----------------------------------
Cd. Juarez            [**]                          Chihuahua        [**]
----------------------------------------            -----------------------------------
Cd. Victoria          [**]                          Tampico          [**]
----------------------------------------            -----------------------------------
Celaya                [**]                          Celaya           [**]
----------------------------------------            -----------------------------------
Chihuahua             [**]                          Cd. Valles       [**]
----------------------------------------            -----------------------------------
Cordoba               [**]                          Cd. Victoria     [**]
----------------------------------------            -----------------------------------
Cuautla               [**]                          Cordoba          [**]
----------------------------------------            -----------------------------------
Cuernavaca            [**]                          Cuautla          [**]
----------------------------------------            -----------------------------------
Gan                   [**]                          Irapuato         [**]
----------------------------------------            -----------------------------------
Guadalajara           [**]                          Orizaba          [**]
----------------------------------------            -----------------------------------
Guadalajara           [**]                          Pachuca          [**]
----------------------------------------            -----------------------------------
Guanajuato            [**]                          Poza Rica        [**]
----------------------------------------            -----------------------------------
Irapuato              [**]                          Tehuacan         [**]
----------------------------------------            -----------------------------------
Jalapa                [**]                          Tepatitlan       [**]
----------------------------------------            -----------------------------------
Leon                  [**]                          Texcoco          [**]
----------------------------------------            -----------------------------------
Matamoros             [**]                          Tlaxcala         [**]
----------------------------------------            -----------------------------------
Merida                [**]                          Tula             [**]
----------------------------------------            -----------------------------------
Mexico                [**]                          Tulancingo       [**]
----------------------------------------            -----------------------------------
Monterrey             [**]                          Zacatecas        [**]
----------------------------------------            -----------------------------------
Monterrey             [**]                          Aguascalientes   [**]
----------------------------------------            -----------------------------------
Orizaba               [**]                          Jalapa           [**]
----------------------------------------            -----------------------------------
Pachuca               [**]                          Leon             [**]
----------------------------------------            -----------------------------------
Poza Rica             [**]                          Torreon          [**]
----------------------------------------            -----------------------------------
Puebla                [**]                          Merida           [**]
----------------------------------------            -----------------------------------
Queretaro             [**]                          Veracruz         [**]
----------------------------------------            -----------------------------------
Reynosa               [**]                          Ocotlan          [**]
----------------------------------------            -----------------------------------
Saltillo              [**]                          Cd.Obregon       [**]
----------------------------------------            -----------------------------------
San Luis Potosi       [**]                          Culiacan         [**]
----------------------------------------            -----------------------------------
Tampico               [**]                          Durango          [**]
----------------------------------------            -----------------------------------
Texcoco               [**]                          Hermosillo       [**]
----------------------------------------            -----------------------------------
Tijuana               [**]                          Mazatlan         [**]
----------------------------------------            -----------------------------------
Toluca                [**]                          Mexicali         [**]
----------------------------------------            -----------------------------------
Torre Esmeralda       [**]                          Morelia          [**]
----------------------------------------            -----------------------------------
Torreon               [**]                          NuevoLaredo      [**]
----------------------------------------            -----------------------------------
Veracruz              [**]                          Oaxaca           [**]
----------------------------------------            -----------------------------------
Zacatecas             [**]                          PuertoVallarta   [**]
----------------------------------------            -----------------------------------
Cancun                [**]                          Tepic            [**]
----------------------------------------            -----------------------------------
Villahermosa          [**]                          Tuxtla Gutierrez [**]
----------------------------------------            -----------------------------------
Campeche              [**]                          Acapulco         [**]
----------------------------------------            -----------------------------------
San Andres Tuxtla     [**]
----------------------------------------
Coatzacoalcos         [**]                                           [**]
----------------------------------------
Cd. Del Carmen        [**]
----------------------------------------
                         [**]
---------------------
TOTAL PUERTOS                [**]
---------------------
(3COM Y MAX TNT)